EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING MARCH 31, 2004


The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...........          $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...........          $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...........          $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...........          $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ..........................                    1.07944
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ..........................                    1.44194
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ..........................                    2.04611
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ..........................                    4.10028
                                                                                                                  -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ..........................                    1.07944
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder ..........................                    1.44194
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder ..........................                    2.04611
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder ..........................                    4.10028
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date .....................................................          $  630,226,647.39
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date .................................          $   58,770,982.89
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ....................................................          $    3,963,569.96
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period ..........................................          $   19,136,788.04
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period ...................................................                       6.11%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period .................................................................................          $2,873,520,572.37
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period .................................................................................          $2,966,533,558.62
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period ......................................................          $   61,882,037.87
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
        last day of the preceding Monthly Period .......................................................          $   58,378,171.69
                                                                                                                  -----------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period ...........................................................          $2,499,750,000.00
                                                                                                                  -----------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ....................          $  466,783,558.62
                                                                                                                  -----------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period ..................                      15.73%
                                                                                                                  -----------------

    13.  The Required Transferor Percentage ............................................................                       7.00%
                                                                                                                  -----------------

    14.  The Required Transferor Interest ..............................................................          $  207,657,349.10
                                                                                                                  -----------------

    15.  The monthly principal payment rate for the preceding Monthly Period ...........................                     21.932%
                                                                                                                  -----------------

    16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
         Period ........................................................................................          $               -
                                                                                                                  -----------------

    17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
         Payment Date:

                                                       Percentage               Aggregate
                                                        of Total                 Account
                                                       Receivables               Balance

         (a) Delinquent between 30 days and 59 days       1.540%              $ 46,594,615.65
         (b) Delinquent between 60 days and 89 days       1.180%              $ 35,708,376.50
         (c) Delinquent between 90 days and 119 days      1.077%              $ 32,577,096.03
         (d) Delinquent between 120 days and 149 days     0.835%              $ 25,267,856.15
         (e) Delinquent between 150 days and 179 days     0.798%              $ 24,143,047.58
         (f) Delinquent 180 days or greater               0.000%              $             -
                                                          -----               ---------------
         (g) Aggregate                                    5.431%              $164,290,991.91
                                                          =====               ===============

V.  Information regarding Series 2000-C

    1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of
        the related Monthly Period .........................................                                      $  400,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
        the related Monthly Period .........................................                                      $  400,000,000.00
                                                                                                                  -----------------
                                                                                         note factors
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of
        the related Monthly Period .........................................                1.0000                $  320,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
        Monthly Period .....................................................                1.0000                $   38,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
        Monthly Period .....................................................                1.0000                $   28,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
        Monthly Period .....................................................                1.0000                $   14,000,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ...................................                                             13.9202066%
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 ..................................                                             13.3759053%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ...................................                                                    N/A
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 ..................................                                                    N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2000-C.                                  $   86,698,238.03
                                                                                                                  -----------------

    10a.  The amount of Available Finance Charge Collections on deposit
          in the Collection Account on the related Payment Date ............                                      $    6,033,458.65
                                                                                                                  -----------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture ..........................                                      $    2,043,626.55
                                                                                                                  -----------------

    11.  The Investor Default Amount for the related Monthly Period ........                                      $    2,580,032.36
                                                                                                                  -----------------

12.  The Monthly Servicing Fee for the related Monthly Period ..........................................          $      666,666.67
                                                                                                                  -----------------

13.  Trust yields for the related Monthly Period

     a. The cash yield for the related Monthly Period ..................................................                      24.23%
                                                                                                                  -----------------

     b. The default rate for the related Monthly Period ................................................                       7.74%
                                                                                                                  -----------------

     c. The Net Portfolio Yield for the related Monthly Period .........................................                      16.49%
                                                                                                                  -----------------

     d.  The Base Rate for the related Monthly Period ..................................................                       3.54%
                                                                                                                  -----------------

     e.  The Excess Spread Percentage for the related Monthly Period ...................................                      12.95%
                                                                                                                  -----------------

     f.  The Quarterly Excess Spread Percentage for the related Monthly Period .........................                      10.93%
                                                                                                                  -----------------

        i) Excess Spread Percentage related to          Mar-04                                                                12.95%
                                                                                                                  -----------------

        ii) Excess Spread Percentage related to         Feb-04                                                                10.57%
                                                                                                                  -----------------

        iii) Excess Spread Percentage related to        Jan-04                                                                 9.27%
                                                                                                                  -----------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from  March 22, 2004 through and including April 19, 2004 ...............                     1.09000%
                                                                                                                  -----------------

15.  Principal Funding Account

     a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
         and withdraws for the related Payment Date) ...................................................          $               -
                                                                                                                  ------------------

     b.  The Accumulation Shortfall with respect to the related Monthly Period .........................          $               -
                                                                                                                  -----------------

     c.  The Principal Funding Investment Proceeds deposited in the Collection
         Account to be treated as Available Finance Charge Collections .................................          $               -
                                                                                                                  -----------------

16.  Reserve Account

     a.  The amount on deposit in the Reserve Account on the related Payment
         Date (after taking into consideration deposits and withdraws for the
         related Payment Date) .........................................................................          $               -
                                                                                                                  -----------------

     b.  The Reserve Draw Amount for the related Monthly Period deposited into
         the Collection Account to be treated as Available Finance Charge Collections ..................          $               -
                                                                                                                  -----------------

     c.  Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections .................................          $               -
                                                                                                                  -----------------

17.  Cash Collateral Account

     a.  The Required Cash Collateral Account Amount on the related Payment Date .......................          $    7,000,000.00
                                                                                                                  - ---------------

     b.  The Available Cash Collateral Account Amount on the related Payment Date ......................          $    7,000,000.00
                                                                                                                  -----------------

18.  Investor Charge-Offs

     a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ...................          $               -
                                                                                                                  -----------------

     b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...................          $               -
                                                                                                                  -----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ..........................          $               -
                                                                                                                  -----------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MARK SHAPIRO
            Name: Mark Shapiro
            Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING MARCH 31, 2004


The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder .................    $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder .................    $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder .................    $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder .................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ................................              1.11972
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ................................              1.56278
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ................................              2.12667
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ................................              4.90583
                                                                                                                  -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ................................              1.11972
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder ................................              1.56278
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder ................................              2.12667
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder ................................              4.90583
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ...........................................................    $  630,226,647.39
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date .......................................    $   58,770,982.89
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ..........................................................    $    3,963,569.96
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period ................................................    $   19,136,788.04
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period .........................................................                 6.11%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period .......................................................................................    $2,873,520,572.37
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period .......................................................................................    $2,966,533,558.62
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period ............................................................    $   61,882,037.87
                                                                                                                  -----------------
    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
        day of the preceding Monthly Period ..................................................................    $   58,378,171.69
                                                                                                                  -----------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period .................................................................    $2,499,750,000.00
                                                                                                                  -----------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ..........................    $  466,783,558.62
                                                                                                                  -----------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period ........................                15.73%
                                                                                                                  -----------------

    13.  The Required Transferor Percentage ..................................................................                 7.00%
                                                                                                                  -----------------

    14.  The Required Transferor Interest ....................................................................    $  207,657,349.10
                                                                                                                  -----------------

    15.  The monthly principal payment rate for the preceding Monthly Period .................................               21.932%
                                                                                                                  -----------------

    16.  The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period ............................................................................    $               -
                                                                                                                  -----------------
    17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage              Aggregate
                                                              of Total                Account
                                                             Receivables              Balance

        (a) Delinquent between 30 days and 59 days               1.540%            $ 46,594,615.65
        (b) Delinquent between 60 days and 89 days               1.180%            $ 35,708,376.50
        (c) Delinquent between 90 days and 119 days              1.077%            $ 32,577,096.03
        (d) Delinquent between 120 days and 149 days             0.835%            $ 25,267,856.15
        (e) Delinquent between 150 days and 179 days             0.798%            $ 24,143,047.58
        (f) Delinquent 180 days or greater                       0.000%            $             -
                                                                 -----             ---------------
        (g) Aggregate                                            5.431%            $164,290,991.91
                                                                 =====             ===============

V.  Information regarding Series 2001-A

    1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
        Series 2001-A as of the last day of the related Monthly Period ..........................                 $  300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
        Amount of Series 2001-A on the last day of the related Monthly Period ...................                 $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    note factors
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period .........................      1.0000     $  240,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period .........................      1.0000     $   28,500,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period .........................      1.0000     $   21,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period .........................      1.0000     $   10,500,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ........................................................                        10.4401549%
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 .......................................................                        10.0319290%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ........................................................                               N/A
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 .......................................................                               N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2001-A .................                 $   65,023,678.35
                                                                                                                  -----------------

    10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account
          on the related Payment Date ...........................................................                 $    4,525,093.97
                                                                                                                  -----------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master
          Indenture .............................................................................                 $    1,532,719.91
                                                                                                                  -----------------

    11.  The Investor Default Amount for the related Monthly Period .............................                 $    1,935,024.27
                                                                                                                  -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period ...............................                 $      500,000.00
                                                                                                                  -----------------

    13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ........................................                             24.23%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ......................................                              7.74%
                                                                                                                  -----------------

    c. The Net Portfolio Yield for the related Monthly Period ................................................                16.49%
                                                                                                                  -----------------

    d.  The Base Rate for the related Monthly Period .........................................................                 3.64%
                                                                                                                  -----------------

    e.  The Excess Spread Percentage for the related Monthly Period ..........................................                12.85%
                                                                                                                  -----------------

    f.  The Quarterly Excess Spread Percentage for the related Monthly Period ................................                10.83%
                                                                                                                  -----------------

                i) Excess Spread Percentage related to          Mar-04                                                        12.85%
                                                                                                                  -----------------

                ii) Excess Spread Percentage related to         Feb-04                                                        10.47%
                                                                                                                  -----------------

                iii) Excess Spread Percentage related to        Jan-04                                                         9.17%
                                                                                                                  -----------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from  March 22, 2004 through and including April 19, 2004 ......................              1.09000%
                                                                                                                  -----------------

15.  Principal Funding Account

    a.  The amount on deposit in the Principal Funding Account on the related Payment
        Date (after taking into consideration deposits and withdraws for the related
        Payment Date) ........................................................................................    $               -
                                                                                                                  -----------------

    b.  The Accumulation Shortfall with respect to the related Monthly Period ................................    $               -
                                                                                                                  -----------------

    c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
        treated as Available Finance Charge Collections ......................................................    $               -
                                                                                                                  -----------------

16.  Reserve Account

    a.  The amount on deposit in the Reserve Account on the related Payment Date
        (after taking into consideration deposits and withdraws for the related Payment Date) ................    $               -
                                                                                                                  -----------------

    b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
        Account to be treated as Available Finance Charge Collections ........................................    $               -
                                                                                                                  -----------------

    c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
        treated as Available Finance Charge Collections ......................................................    $               -
                                                                                                                  -----------------

17.  Cash Collateral Account

    a.  The Required Cash Collateral Account Amount on the related Payment Date ..............................    $    5,250,000.00
                                                                                                                  -----------------

    b.  The Available Cash Collateral Account Amount on the related Payment Date .............................    $    5,250,000.00
                                                                                                                  -----------------

18.  Investor Charge-Offs

    a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ..........................    $               -
                                                                                                                  -----------------

    b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ..........................    $               -
                                                                                                                  -----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ................................    $               -
                                                                                                                  -----------------

                    Advanta Bank Corp.
                    as Servicer

                    By: /s/ MARK SHAPIRO
                    Name: Mark Shapiro
                    Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING MARCH 31, 2004

The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...............   $                -
                                                                                                                ------------------
     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...............   $                -
                                                                                                                ------------------
     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...............   $                -
                                                                                                                ------------------
     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...............   $                -
                                                                                                                ------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ..............................              1.03917
                                                                                                                ------------------
     2.  The amount of distribution in respect to the Class B Monthly Interest ..............................              1.44194
                                                                                                                ------------------
     3.  The amount of distribution in respect to the Class C Monthly Interest ..............................              2.28778
                                                                                                                ------------------
     4.  The amount of distribution in respect to the Class D Monthly Interest ..............................              6.11417
                                                                                                                ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ..............................              1.03917
                                                                                                                ------------------
     2.  The total amount of distribution in respect to the Class B Noteholder ..............................              1.44194
                                                                                                                ------------------
     3.  The total amount of distribution in respect to the Class C Noteholder ..............................              2.28778
                                                                                                                ------------------
     4.  The total amount of distribution in respect to the Class D Noteholder ..............................              6.11417
                                                                                                                ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date .........................................................   $   630,226,647.39
                                                                                                                ------------------
     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date .....................................   $    58,770,982.89
                                                                                                                ------------------
     3.  Recoveries for the preceding Monthly Period ........................................................   $     3,963,569.96
                                                                                                                ------------------
     4.  The Defaulted Amount for the preceding Monthly Period ..............................................   $    19,136,788.04
                                                                                                                ------------------
     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
         for the preceding Monthly Period ...................................................................                 6.11%
                                                                                                                ------------------
     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .....................................................................................   $ 2,873,520,572.37
                                                                                                                ------------------
     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .....................................................................................   $ 2,966,533,558.62
                                                                                                                ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period ..........................................................   $    61,882,037.87
                                                                                                                ------------------
     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period ................................................................   $    58,378,171.69
                                                                                                                ------------------
     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period ...................................................................   $ 2,499,750,000.00
                                                                                                                ------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ........................   $   466,783,558.62
                                                                                                                ------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ......................               15.73%
                                                                                                                ------------------

     13.  The Required Transferor Percentage ................................................................                7.00%
                                                                                                                ------------------

     14.  The Required Transferor Interest ..................................................................   $   207,657,349.10
                                                                                                                ------------------

     15.  The monthly principal payment rate for the preceding Monthly Period ...............................              21.932%
                                                                                                                ------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ......   $                -
                                                                                                                ------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                            Percentage            Aggregate
                                                             of Total             Account
                                                            Receivables           Balance
     (a) Delinquent between 30 days and 59 days                1.540%          $ 46,594,615.65
     (b) Delinquent between 60 days and 89 days                1.180%          $ 35,708,376.50
     (c) Delinquent between 90 days and 119 days               1.077%          $ 32,577,096.03
     (d) Delinquent between 120 days and 149 days              0.835%          $ 25,267,856.15
     (e) Delinquent between 150 days and 179 days              0.798%          $ 24,143,047.58
     (f) Delinquent 180 days or greater                        0.000%          $             -
                                                               ------          ---------------
     (g) Aggregate                                             5.431%          $164,290,991.91
                                                               ======          ===============


V.  Information regarding Series 2002-A

     1.  The amount of Principal Receivables in the Trust represented by the Invested
         Amount of Series 2002-A as of the last day of the related Monthly Period ..........                    $   300,000,000.00
                                                                                                                ------------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2002-A on the last day of the related Monthly Period ....                    $   300,000,000.00
                                                                                                                ------------------
                                                                                               note factors

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period ...................       1.0000       $   240,000,000.00
                                                                                                                ------------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period ...................       1.0000       $    27,750,000.00
                                                                                                                ------------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period ...................       1.0000       $    21,750,000.00
                                                                                                                ------------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period ...................       1.0000       $    10,500,000.00
                                                                                                                ------------------

     7.  The Floating Investor Percentage with respect to the period:

     March 1, 2004 through March 22, 2004                                                                               10.4401549%
                                                                                                                ------------------
     March 23, 2004 through March 31, 2004                                                                              10.0319290%
                                                                                                                ------------------

     8.  The Fixed Investor Percentage with respect to the period:

     March 1, 2004 through March 22, 2004                                                                              N/A
                                                                                                                ------------------
     March 23, 2004 through March 31, 2004                                                                             N/A
                                                                                                                ------------------

     9.  The amount of Investor Principal Collections applicable to Series 2002-A ...........................   $    65,023,678.35
                                                                                                                ------------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account on the Related Payment Date to be treated as Servicer
          Interchange .......................................................................................   $        62,500.00
                                                                                                                ------------------

     10b.  The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date ...................................................   $     4,525,093.97
                                                                                                                ------------------

     10c.  The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture ..........................................................................   $     1,470,219.91
                                                                                                                ------------------

     11.  The Investor Default Amount for the related Monthly Period ........................................   $     1,935,024.27
                                                                                                                ------------------

     12.  The Monthly Servicing Fee for the related Monthly Period ..........................................   $       500,000.00
                                                                                                                ------------------

     13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ............................................                24.23%
                                                                                                                ------------------

                b. The default rate for the related Monthly Period ..........................................                 7.74%
                                                                                                                ------------------

                c. The Net Portfolio Yield for the related Monthly Period ...................................                16.49%
                                                                                                                ------------------

                d.  The Base Rate for the related Monthly Period ............................................                 3.61%
                                                                                                                ------------------

                e.  The Excess Spread Percentage for the related Monthly Period .............................                12.88%
                                                                                                                ------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...................                10.85%
                                                                                                                ------------------

                            i) Excess Spread Percentage related to       Mar-04                                              12.88%
                                                                                                                ------------------

                            ii) Excess Spread Percentage related to      Feb-04                                              10.49%
                                                                                                                ------------------

                            iii) Excess Spread Percentage related to     Jan-04                                               9.19%
                                                                                                                ------------------

     14.  Floating Rate Determinations:
          LIBOR for the Interest Period from  March 22, 2004 through and including April 19, 2004                          1.09000%
                                                                                                                ------------------

     15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for the
              related Payment Date) .........................................................................   $                -
                                                                                                                ------------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period .........................   $                -
                                                                                                                ------------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
              treated as Available Finance Charge Collections ...............................................   $                -
                                                                                                                ------------------

     16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
              into consideration deposits and withdraws for the related Payment Date) .......................   $                -
                                                                                                                ------------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
              Account to be treated as Available Finance Charge Collections .................................   $                -
                                                                                                                ------------------

          c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
              treated as Available Finance Charge Collections ...............................................   $                -
                                                                                                                ------------------

     17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date .......................         6,000,000.00
                                                                                                                ------------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date ......................   $     6,000,000.00
                                                                                                                ------------------

     18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ...................   $                -
                                                                                                                ------------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...................   $                -
                                                                                                                ------------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ..........................   $                -
                                                                                                                ------------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MARK SHAPIRO
                         Name: Mark Shapiro
                         Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING MARCH 31, 2004

The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder .............   $                  -
                                                                                                              --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder .............   $                  -
                                                                                                              --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder .............   $                  -
                                                                                                              --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder .............   $                  -
                                                                                                              --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ............................                1.20028
                                                                                                              --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ............................                2.28778
                                                                                                              --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ............................                3.69750
                                                                                                              --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ............................                7.32250
                                                                                                              --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ............................                1.20028
                                                                                                              --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ............................                2.28778
                                                                                                              --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ............................                3.69750
                                                                                                              --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ............................                7.32250
                                                                                                              --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date .......................................................   $     630,226,647.39
                                                                                                              --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date ....................   $      58,770,982.89
                                                                                                              --------------------

     3.  Recoveries for the preceding Monthly Period ......................................................   $       3,963,569.96
                                                                                                              --------------------

     4.  The Defaulted Amount for the preceding Monthly Period ............................................   $      19,136,788.04
                                                                                                              --------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period ..........................                   6.11%
                                                                                                              --------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period .........................................................................   $   2,873,520,572.37
                                                                                                              --------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period .........................................................................   $   2,966,533,558.62
                                                                                                              --------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period ........................................................   $      61,882,037.87
                                                                                                              --------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period ..............................................................   $      58,378,171.69
                                                                                                              --------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period .................................................................   $   2,499,750,000.00
                                                                                                              --------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period . ....................   $     466,783,558.62
                                                                                                              --------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period .. .................                  15.73%
                                                                                                              --------------------

     13.  The Required Transferor Percentage . ............................................................                   7.00%
                                                                                                              --------------------

     14.  The Required Transferor Interest . ..............................................................   $     207,657,349.10
                                                                                                              --------------------

     15.  The monthly principal payment rate for the preceding Monthly Period .. ..........................                 21.932%
                                                                                                              --------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ....   $                  -
                                                                                                              --------------------

     17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                         Percentage           Aggregate
                                                          of Total             Account
                                                         Receivables           Balance

     (a) Delinquent between 30 days and 59 days            1.540%        $ 46,594,615.65
     (b) Delinquent between 60 days and 89 days            1.180%        $ 35,708,376.50
     (c) Delinquent between 90 days and 119 days           1.077%        $ 32,577,096.03
     (d) Delinquent between 120 days and 149 days          0.835%        $ 25,267,856.15
     (e) Delinquent between 150 days and 179 days          0.798%        $ 24,143,047.58
     (f) Delinquent 180 days or greater                    0.000%        $             -
                                                           -----         ---------------
     (g) Aggregate                                         5.431%        $164,290,991.91

V.   Information regarding Series 2003-A

     1.  The amount of Principal Receivables in the Trust represented by the Invested
         Amount of Series 2003-A as of the last day of the related Monthly Period ........                    $     400,000,000.00
                                                                                                              --------------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2003-A on the last day of the related Monthly Period ..                    $     400,000,000.00
                                                                                                              --------------------
                                                                                             note factors

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period .................     1.0000         $     320,000,000.00
                                                                                                              --------------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period .................     1.0000         $      37,000,000.00
                                                                                                              --------------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period .................     1.0000         $      29,000,000.00
                                                                                                              --------------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period .................     1.0000         $      14,000,000.00
                                                                                                              --------------------

     7.  The Floating Investor Percentage with respect to the period:

     March 1, 2004 through March 22, 2004                                                                               13.9202066%
                                                                                                              --------------------
     March 23, 2004 through March 31, 2004                                                                              13.3759053%
                                                                                                              --------------------

     8.  The Fixed Investor Percentage with respect to the period:

     March 1, 2004 through March 22, 2004                                                                             N/A
                                                                                                              --------------------
     March 23, 2004 through March 31, 2004                                                                            N/A
                                                                                                              --------------------

     9. The amount of Investor Principal Collections applicable to Series 2003-A ..........................   $      86,698,238.03
                                                                                                              --------------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account on the Related Payment Date to be treated
          as Servicer Interchange .........................................................................   $          83,333.33
                                                                                                              --------------------

     10b.  The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date .................................................   $       6,033,458.65
                                                                                                              --------------------

     10c.  The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture ........................................................................   $       1,960,293.22
                                                                                                              --------------------

     11.  The Investor Default Amount for the related Monthly Period ......................................   $       2,580,032.36
                                                                                                              --------------------

     12.  The Monthly Servicing Fee for the related Monthly Period ........................................   $         666,666.67
                                                                                                              --------------------

     13.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period ................................................                  24.23%
                                                                                                              --------------------

          b. The default rate for the related Monthly Period ..............................................                   7.74%
                                                                                                              --------------------

          c. The Net Portfolio Yield for the related Monthly Period .......................................                  16.49%
                                                                                                              --------------------

          d.  The Base Rate for the related Monthly Period ................................................                   4.04%
                                                                                                              --------------------

          e.  The Excess Spread Percentage for the related Monthly Period .................................                  12.45%
                                                                                                              --------------------

          f.  The Quarterly Excess Spread Percentage for the related Monthly Period .......................                  10.41%
                                                                                                              --------------------

                           i) Excess Spread Percentage related to          Mar-04                                            12.45%
                                                                                                              --------------------

                           ii) Excess Spread Percentage related to         Feb-04                                            10.04%
                                                                                                              --------------------

                           iii) Excess Spread Percentage related to        Jan-04                                             8.74%
                                                                                                              --------------------

     14.  Floating Rate Determinations:
          LIBOR for the Interest Period from  March 22, 2004 through and including April 19, 2004                          1.09000%
                                                                                                              --------------------

     15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ......................................................................   $                  -
                                                                                                              --------------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ......................   $                  -
                                                                                                              --------------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
              treated as Available Finance Charge Collections ............................................   $                  -
                                                                                                              --------------------

     16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
              into consideration deposits and withdraws for the related Payment Date) .....................   $                  -
                                                                                                              --------------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
              Account to be treated as Available Finance Charge Collections ...............................   $                  -
                                                                                                              --------------------

          c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
              treated as Available Finance Charge Collections .............................................   $                  -
                                                                                                              --------------------

     17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date .....................           8,000,000.00
                                                                                                              --------------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date ....................   $       8,000,000.00
                                                                                                              --------------------

     18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .................   $                  -
                                                                                                              --------------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................   $                  -
                                                                                                              --------------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ........................   $                  -
                                                                                                              --------------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MARK SHAPIRO
                     Name: Mark Shapiro
                     Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                          PERIOD ENDING MARCH 31, 2004


The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A ............................    $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder .................    $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder .................    $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder .................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ................................              1.16000
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ................................              2.20722
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ................................              4.18083
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ................................              7.32250
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ................................              1.16000
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder ................................              2.20722
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder ................................              4.18083
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder ................................              7.32250
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to
        Principal Receivables for the Monthly Period preceding such Payment Date .............................    $  630,226,647.39
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date .......................................    $   58,770,982.89
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ..........................................................    $    3,963,569.96
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period ................................................    $   19,136,788.04
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period .........................................................                 6.11%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period .......................................................................................    $2,873,520,572.37
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ......................................................................................    $2,966,533,558.62
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period ............................................................    $   61,882,037.87
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
        last day of the preceding Monthly Period .............................................................    $   58,378,171.69
                                                                                                                  -----------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period ..................................................................    $2,499,750,000.00
                                                                                                                  -----------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ..........................    $  466,783,558.62
                                                                                                                  -----------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period ........................                15.73%
                                                                                                                  -----------------

    13.  The Required Transferor Percentage ..................................................................                 7.00%
                                                                                                                  -----------------

    14.  The Required Transferor Interest ....................................................................    $  207,657,349.10
                                                                                                                  -----------------

    15.  The monthly principal payment rate for the preceding Monthly Period .................................               21.932%
                                                                                                                  -----------------

    16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
         Period ..............................................................................................    $               -
                                                                                                                  -----------------

    17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
         Payment Date:

                                                            Percentage                      Aggregate
                                                             of Total                        Account
                                                            Receivables                      Balance

         (a) Delinquent between 30 days and 59 days            1.540%                     $ 46,594,615.65
         (b) Delinquent between 60 days and 89 days            1.180%                     $ 35,708,376.50
         (c) Delinquent between 90 days and 119 days           1.077%                     $ 32,577,096.03
         (d) Delinquent between 120 days and 149 days          0.835%                     $ 25,267,856.15
         (e) Delinquent between 150 days and 179 days          0.798%                     $ 24,143,047.58
         (f) Delinquent 180 days or greater                    0.000%                     $             -
                                                               -----                      ---------------
         (g) Aggregate                                         5.431%                     $164,290,991.91
                                                               =====                      ===============

V.  Information regarding Series 2003-B

    1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
        the related Monthly Period .........................................................                      $  300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
        the related Monthly Period .........................................................                      $  300,000,000.00
                                                                                                                  -----------------
                                                                                               note factors
    3.  The amount of Principal Receivables in the Trust represented by the Class
        A Note Principal Balance on the last day of the related Monthly Period .............       1.0000         $  240,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
        Monthly Period ....................................................................       1.0000         $   27,750,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
        Monthly Period .....................................................................       1.0000         $   21,750,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
        Monthly Period .....................................................................       1.0000         $   10,500,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ...................................................                             10.4401549%
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 ..................................................                             10.0319290%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ...................................................                                    N/A
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 ..................................................                                    N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2003-B ............                      $   65,023,678.35
                                                                                                                  -----------------

    10a.  The amount of Available Finance Charge Collections on deposit
          in the Collection Account on the related Payment Date ............................                      $    4,525,093.97
                                                                                                                  -----------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture ..........................................                      $    1,532,719.91
                                                                                                                  -----------------

    11.   The Investor Default Amount for the related Monthly Period .......................                      $    1,935,024.27
                                                                                                                  -----------------

12.  The Monthly Servicing Fee for the related Monthly Period ................................................    $      500,000.00
                                                                                                                  -----------------

13.  Trust yields for the related Monthly Period

     a. The cash yield for the related Monthly Period ........................................................                24.23%
                                                                                                                  -----------------

     b. The default rate for the related Monthly Period ......................................................                 7.74%
                                                                                                                  -----------------

     c. The Net Portfolio Yield for the related Monthly Period ...............................................                16.49%
                                                                                                                  -----------------

     d.  The Base Rate for the related Monthly Period ........................................................                 4.03%
                                                                                                                  -----------------

     e.  The Excess Spread Percentage for the related Monthly Period .........................................                12.46%
                                                                                                                  -----------------

     f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...............................                10.42%
                                                                                                                  -----------------

        i) Excess Spread Percentage related to          Mar-04                                                                12.46%
                                                                                                                  -----------------

        ii) Excess Spread Percentage related to         Feb-04                                                                10.05%
                                                                                                                  -----------------

        iii) Excess Spread Percentage related to        Jan-04                                                                 8.75%
                                                                                                                  -----------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from March 22, 2004 through and including April 19, 2004 .......................              1.09000%
                                                                                                                  -----------------

15.  Principal Funding Account

     a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
         and withdraws for the related Payment Date) .........................................................    $               -
                                                                                                                  -----------------

     b.  The Accumulation Shortfall with respect to the related Monthly Period ...............................    $               -
                                                                                                                  -----------------

     c.  The Principal Funding Investment Proceeds deposited in the Collection
         Account to be treated as Available Finance Charge Collections .......................................    $               -
                                                                                                                  -----------------

16.  Reserve Account

     a.  The amount on deposit in the Reserve Account on the related Payment
         Date (after taking into consideration deposits and withdraws for the
         related Payment Date) ...............................................................................    $               -
                                                                                                                  -----------------

     b.  The Reserve Draw Amount for the related Monthly Period deposited into
         the Collection Account to be treated as Available Finance Charge Collections ........................    $               -
                                                                                                                  -----------------

     c.  Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections .......................................    $               -
                                                                                                                  -----------------

17.  Cash Collateral Account

     a.  The Required Cash Collateral Account Amount on the related Payment Date .............................         6,750,000.00
                                                                                                                  -----------------

     b.  The Available Cash Collateral Account Amount on the related Payment Date ............................    $    6,750,000.00
                                                                                                                  -----------------

18.  Investor Charge-Offs

     a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .........................    $               -
                                                                                                                  -----------------

     b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .........................    $               -
                                                                                                                  -----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ................................    $               -
                                                                                                                  -----------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MARK SHAPIRO
            Name: Mark Shapiro
            Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                          PERIOD ENDING MARCH 31, 2004


The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders ............    $               -
                                                                                                                  -----------------
      2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders ............    $               -
                                                                                                                  -----------------
      3.  The amount of distribution in respect to principal payment to the Class B Noteholders ..............    $               -
                                                                                                                  -----------------
      4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders ............    $               -
                                                                                                                  -----------------
      5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders ............    $               -
                                                                                                                  -----------------
      6.  The amount of distribution in respect to principal payment to the Class D Noteholders ..............    $               -
                                                                                                                  -----------------


II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A-1 Monthly Interest ............................    $         1.13583
                                                                                                                  -----------------
      2.  The amount of distribution in respect to the Class A-2 Monthly Interest ............................    $         1.06333
                                                                                                                  -----------------
      3.  The amount of distribution in respect to the Class B Monthly Interest ..............................    $         2.08639
                                                                                                                  -----------------
      4.  The amount of distribution in respect to the Class C-1 Monthly Interest ............................    $         4.06000
                                                                                                                  -----------------
      5.  The amount of distribution in respect to the Class C-2 Monthly Interest ............................    $         4.95833
                                                                                                                  -----------------
      6.  The amount of distribution in respect to the Class D Monthly Interest ..............................    $         6.51694
                                                                                                                  -----------------


III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A-1 Noteholders ...........................    $         1.13583
                                                                                                                  -----------------
      2.  The total amount of distribution in respect to the Class A-2 Noteholders ...........................    $         1.06333
                                                                                                                  -----------------
      3.  The total amount of distribution in respect to the Class B Noteholders .............................    $         2.08639
                                                                                                                  -----------------
      4.  The total amount of distribution in respect to the Class C-1 Noteholders ...........................    $         4.06000
                                                                                                                  -----------------
      5.  The total amount of distribution in respect to the Class C-2 Noteholders ...........................    $         4.95833
                                                                                                                  -----------------
      6.  The total amount of distribution in respect to the Class D Noteholders .............................    $         6.51694
                                                                                                                  -----------------


IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date .........................................................    $  630,226,647.39
                                                                                                                  -----------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date .....................................    $   58,770,982.89
                                                                                                                  -----------------

      3.  Recoveries for the preceding Monthly Period ........................................................    $    3,963,569.96
                                                                                                                  -----------------

      4.  The Defaulted Amount for the preceding Monthly Period ..............................................    $   19,136,788.04
                                                                                                                  -----------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period .......................................................                 6.11%
                                                                                                                  -----------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period ...........................................................................    $2,873,520,572.37
                                                                                                                  -----------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period .....................................................................................    $2,966,533,558.62
                                                                                                                  -----------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period ..........................................................    $   61,882,037.87
                                                                                                                  -----------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period ...........................................................    $   58,378,171.69
                                                                                                                  -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period ....................................................................    $2,499,750,000.00
                                                                                                                  -----------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period .........................    $  466,783,558.62
                                                                                                                  -----------------

      12. The transferor percentage as of the last day of the preceding Monthly Period .......................                15.73%
                                                                                                                  -----------------

      13. The Required Transferor Percentage .................................................................                 7.00%
                                                                                                                  -----------------

      14. The Required Transferor Interest ...................................................................    $  207,657,349.10
                                                                                                                  -----------------

      15. The monthly principal payment rate for the preceding Monthly Period ................................               21.932%
                                                                                                                  -----------------

      16. The balance in the Excess Funding Account as of the last day of the
          preceding Monthly  Period ..........................................................................    $               -
                                                                                                                  -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                  Percentage                Aggregate
                                                                                   of Total                  Account
                                                                                  Receivables                Balance
                                                                                  -----------             ---------------
                     (a) Delinquent between 30 days and 59 days                       1.540%              $ 46,594,615.65
                     (b) Delinquent between 60 days and 89 days                       1.180%              $ 35,708,376.50
                     (c) Delinquent between 90 days and 119 days                      1.077%              $ 32,577,096.03
                     (d) Delinquent between 120 days and 149 days                     0.835%              $ 25,267,856.15
                     (e) Delinquent between 150 days and 179 days                     0.798%              $ 24,143,047.58
                     (f) Delinquent 180 days or greater                               0.000%              $             -
                                                                                      -----               ---------------
                     (g) Aggregate                                                    5.431%              $164,290,991.91
                                                                                      =====               ===============

V.  Information regarding Series 2003-C

    1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
        Series 2003-C as of the last day of the related Monthly Period ...........................                $  300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the
        Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period ..                $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    note factors
    3.  The amount of Principal Receivables in the Trust represented by the Class
        A-1 Note Principal Balance on the last day of the related Monthly Period .................     1.0000     $  210,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class
        A-2 Note Principal Balance on the last day of the related Monthly Period .................     1.0000     $   30,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class B
        Note Principal Balance on the last day of the related Monthly Period .....................     1.0000     $   27,750,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the Trust represented by the Class
        C-1 Note Principal Balance on the last day of the related Monthly Period .................     1.0000     $   10,000,000.00
                                                                                                                  -----------------

    7.  The amount of Principal Receivables in the Trust represented by the Class
        C-2 Note Principal Balance on the last day of the related Monthly Period .................     1.0000     $   11,750,000.00
                                                                                                                  -----------------

    8.  The amount of Principal Receivables in the trust represented by the Class D
        Note Principal Balance on the last day of the related Monthly Period ....................      1.0000     $   10,500,000.00
                                                                                                                  -----------------

    9.  The Floating Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ........................................................                        10.4401549%
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 .......................................................                        10.0319290%
                                                                                                                  -----------------

    10.  The Fixed Investor Percentage with respect to the period:

    March 1, 2004 through March 22, 2004 ........................................................                               N/A
                                                                                                                  -----------------
    March 23, 2004 through March 31, 2004 .......................................................                               N/A
                                                                                                                  -----------------

    11. The amount of Investor Principal Collections applicable to Series 2003-C ................                 $   65,023,678.35
                                                                                                                  -----------------

    12a. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date .........................................                 $    4,525,093.97
                                                                                                                  -----------------

    12b.  The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
          Master Indenture ......................................................................                 $    1,532,719.91
                                                                                                                  -----------------

    13.  The Investor Default Amount for the related Monthly Period .............................                 $    1,935,024.27
                                                                                                                  -----------------

    14.  The Monthly Servicing Fee for the related Monthly Period ...............................                 $      500,000.00
                                                                                                                  -----------------

15.  Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period ..............................................                24.23%
                                                                                                                  -----------------

               b. The default rate for the related Monthly Period ............................................                 7.74%
                                                                                                                  -----------------

               c. The Net Portfolio Yield for the related Monthly Period .....................................                16.49%
                                                                                                                  -----------------

               d.  The Base Rate for the related Monthly Period ..............................................                 3.98%
                                                                                                                  -----------------

               e.  The Excess Spread Percentage for the related Monthly Period ...............................                12.51%
                                                                                                                  -----------------

               f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....................                10.48%
                                                                                                                  -----------------

                           i) Excess Spread Percentage related to       Mar-04                                                12.51%
                                                                                                                  -----------------

                           ii) Excess Spread Percentage related to      Feb-04                                                10.12%
                                                                                                                  -----------------

                           iii) Excess Spread Percentage related to     Jan-04                                                 8.82%
                                                                                                                  -----------------

16.  Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from March 22, 2004 through and
including April 19, 2004                                                                                                    1.01000%
                                                                                                                  -----------------
LIBOR for the Interest Period from  March 22, 2004 through and including April 19, 2004                                    1.09000%
                                                                                                                  -----------------

Federal Funds Rate in effect for each day during the interest period of March 22, 2004 through and including April 19, 2004

      March 22       0.99%       March 30        1.00%       April 7    1.00%   April 15        1.01%
      March 23       1.01%       March 31        0.98%       April 8    1.00%   April 16        1.01%
      March 24       0.99%       April 1         1.05%       April 9    1.02%   April 17        1.01%
      March 25       0.99%       April 2         1.03%       April 10   1.02%   April 18        1.01%
      March 26       1.02%       April 3         1.03%       April 11   1.02%   April 19        1.01%
      March 27       1.02%       April 4         1.03%       April 12   1.01%
      March 28       1.02%       April 5         1.00%       April 13   1.00%
      March 29       1.00%       April 6         1.01%       April 14   1.00%

17.  Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the related
                   Payment Date) .............................................................................    $               -
                                                                                                                  -----------------

               b.  The Accumulation Shortfall with respect to the related Monthly Period .....................    $               -
                                                                                                                  -----------------

               c.  The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections ............................    $               -
                                                                                                                  -----------------

18.  Reserve Account

               a.  The amount on deposit in the Reserve Account on the related Payment Date (after
                   taking into consideration deposits and withdraws for the related Payment Date)  ...........    $               -
                                                                                                                  -----------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the
                   Collection Account to be treated as Available Finance Charge Collections ..................    $               -
                                                                                                                  -----------------

               c.  Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections .............................    $               -
                                                                                                                  -----------------

19.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related Payment Date ...................    $    6,750,000.00
                                                                                                                  -----------------

               b.  The Available Cash Collateral Account Amount on the related Payment Date ..................    $    6,750,000.00
                                                                                                                  -----------------

20.  Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ...............    $               -
                                                                                                                  -----------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...............    $               -
                                                                                                                  -----------------

21.  The Monthly Principal Reallocation Amount for the related Monthly Period ................................    $               -
                                                                                                                  -----------------


             Advanta Bank Corp.
             as Servicer

             By: /s/ MARK SHAPIRO
             Name: Mark Shapiro
             Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                          PERIOD ENDING MARCH 31, 2004


The information which is required to be prepared with respect to the Payment Date of April 20, 2004 and with respect to the performance of the Trust during the period of March 01, 2004 through March 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A ...........................    $               -
                                                                                                                  -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ................    $               -
                                                                                                                  -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ................    $               -
                                                                                                                  -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ...............................              1.09556
                                                                                                                  -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ...............................              1.80444
                                                                                                                  -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ...............................              3.21417
                                                                                                                  -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ...............................              6.91972
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ...............................              1.09556
                                                                                                                  -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder ...............................              1.80444
                                                                                                                  -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder ...............................              3.21417
                                                                                                                  -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder ...............................              6.91972
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ..........................................................    $  630,226,647.39
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date ......................................    $   58,770,982.89
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period .........................................................    $    3,963,569.96
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period ...............................................    $   19,136,788.04
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
         for the preceding Monthly Period ....................................................................                 6.11%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period ......................................................................................    $2,873,520,572.37
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period ......................................................................................    $2,966,533,558.62
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
         of the preceding Monthly Period .....................................................................    $   61,882,037.87
                                                                                                                  -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period .................................................................    $   58,378,171.69
                                                                                                                  -----------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period ....................................................................    $2,499,750,000.00
                                                                                                                  -----------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period .........................    $  466,783,558.62
                                                                                                                  -----------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period .......................                15.73%
                                                                                                                  -----------------

     13.  The Required Transferor Percentage .................................................................                 7.00%
                                                                                                                  -----------------

     14.  The Required Transferor Interest ...................................................................    $  207,657,349.10
                                                                                                                  -----------------

     15.  The monthly principal payment rate for the preceding Monthly Period ................................               21.932%
                                                                                                                  -----------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .......    $               -
                                                                                                                  -----------------

     17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                  Percentage                    Aggregate
                                                                   of Total                      Account
                                                                 Receivables                     Balance

          (a) Delinquent between 30 days and 59 days                1.540%                  $ 46,594,615.65
          (b) Delinquent between 60 days and 89 days                1.180%                  $ 35,708,376.50
          (c) Delinquent between 90 days and 119 days               1.077%                  $ 32,577,096.03
          (d) Delinquent between 120 days and 149 days              0.835%                  $ 25,267,856.15
          (e) Delinquent between 150 days and 179 days              0.798%                  $ 24,143,047.58
          (f) Delinquent 180 days or greater                        0.000%                  $             -
                                                                    -----                   ---------------
          (g) Aggregate                                             5.431%                  $164,290,991.91
                                                                    =====                   ===============

V.  Information regarding Series 2003-D

     1.  The amount of Principal Receivables in the Trust represented by the Invested
         Amount of Series 2003-D as of the last day of the related Monthly Period .........                       $  400,000,000.00
                                                                                                                  -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2003-D on the last day of the related Monthly Period ...                       $  400,000,000.00
                                                                                                                  -----------------
                                                                                                note factors
     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period ..................        1.0000         $  320,000,000.00
                                                                                                                  -----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period ..................        1.0000         $   37,000,000.00
                                                                                                                  -----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period ..................        1.0000         $   29,000,000.00
                                                                                                                  -----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period ..................        1.0000         $   14,000,000.00
                                                                                                                  -----------------

     7.  The Floating Investor Percentage with respect to the period:
         March 1, 2004 through March 22, 2004 .............................................                              13.9202066%
                                                                                                                  -----------------
         March 23, 2004 through March 31, 2004 ............................................                              13.3759053%
                                                                                                                  -----------------

     8.  The Fixed Investor Percentage with respect to the period:
         March 1, 2004 through March 22, 2004 .............................................                                     N/A
                                                                                                                  -----------------
         March 23, 2004 through March 31, 2004 ............................................                                     N/A
                                                                                                                  -----------------

     9. The amount of Investor Principal Collections applicable to Series 2003-D ..........                       $   86,698,238.03
                                                                                                                  -----------------

     10a. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date ..................................                       $    6,033,458.65
                                                                                                                  -----------------

     10b. The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture .........................................................                       $    2,043,626.55
                                                                                                                  -----------------

     11.  The Investor Default Amount for the related Monthly Period ......................                       $    2,580,032.36
                                                                                                                  -----------------

     12.  The Monthly Servicing Fee for the related Monthly Period ........................                       $      666,666.67
                                                                                                                  -----------------

13.  Trust yields for the related Monthly Period

     a. The cash yield for the related Monthly Period ........................................................                24.23%
                                                                                                                  -----------------

     b. The default rate for the related Monthly Period ......................................................                 7.74%
                                                                                                                  -----------------

     c. The Net Portfolio Yield for the related Monthly Period ...............................................                16.49%
                                                                                                                  -----------------

     d.  The Base Rate for the related Monthly Period ........................................................                 3.82%
                                                                                                                  -----------------

     e.  The Excess Spread Percentage for the related Monthly Period .........................................                12.67%
                                                                                                                  -----------------

     f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...............................                14.43%
                                                                                                                  -----------------

                 i) Excess Spread Percentage related to         Mar-04                                                        12.67%
                                                                                                                  -----------------

                 ii) Excess Spread Percentage related to        Feb-04                                                        10.27%
                                                                                                                  -----------------

                 iii) Excess Spread Percentage related to       Jan-04                                                        20.36%
                                                                                                                  -----------------

14.  Floating Rate Determinations:
     LIBOR for the Interest Period from  March 22, 2004 through and including April 19, 2004                                1.09000%
                                                                                                                  -----------------

15.  Principal Funding Account

     a.  The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws for the
         related Payment Date) ...............................................................................    $               -
                                                                                                                  -----------------

     b.  The Accumulation Shortfall with respect to the related Monthly Period
                                                                                                                  -----------------

     c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
         treated as Available Finance Charge Collections .....................................................    $               -
                                                                                                                  -----------------

16.  Reserve Account

     a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
         into consideration deposits and withdraws for the related Payment Date) .............................    $               -
                                                                                                                  -----------------

     b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
         Account to be treated as Available Finance Charge Collections .......................................    $               -
                                                                                                                  -----------------

     c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
         treated as Available Finance Charge Collections .....................................................    $               -
                                                                                                                  -----------------

17.  Cash Collateral Account

     a.  The Required Cash Collateral Account Amount on the related Payment Date .............................    $    9,000,000.00
                                                                                                                  -----------------

     b.  The Available Cash Collateral Account Amount on the related Payment Date ............................    $    9,000,000.00
                                                                                                                  -----------------

18.  Investor Charge-Offs

     a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .........................    $               -
                                                                                                                  -----------------

     b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .........................    $               -
                                                                                                                  -----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ................................    $               -
                                                                                                                  -----------------

                      Advanta Bank Corp.
                      as Servicer

                      By: /s/ MARK SHAPIRO
                      Name: Mark Shapiro
                      Title:  Assistant Vice President - Structured Finance